Other Liabilities	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Other Liabilities

12. Other Liabilities
12.A Composition of Other Liabilities
Other liabilities consist of the following:

As at December 31,	2020	2019
Accounts payable(1)	$2,438	$1,830
Bank overdrafts and cash pooling	6	30
Repurchase agreements (Note 5)	2,208	1,850
Accrued expenses and taxes	3,723	3,251
Credit facilities(1)	338	73
Borrowed funds(2)	401	320
Senior financing(3)	—	1,967
Accrued post-retirement benefit liability (Note 25)	625	675
Secured borrowings from mortgage securitization (Note 5)	1,912	1,715
Lease liabilities	864	902
Other financial liabilities (Note 5)(4)	1,136	956
Deferred payments liability	382	438
Other	825	930
Total other liabilities	$14,858	$14,937

(1)    Reflects a change in presentation for our credit facility effective January 1, 2020. We have updated our prior period to reflect this change in presentation.
(2)    The change in Borrowed funds relates to net cash flow changes of $81 in 2020 ($132 in 2019) and foreign exchange rate movements of $1 in 2020 ($nil in 2019).
(3)    The Senior financing has been paid fully at the end of 2020. The change in Senior financing relates to foreign exchange rate movements of $(99) in 2019.
(4)    Comprises financial liabilities related to acquisitions, including put option liabilities and financial liabilities due to non-controlling interest.
12.B Borrowed Funds
Borrowed funds include the following:

As at December 31,	Currency of borrowing	Maturity	2020	2019
Encumbrances on real estate	Cdn. dollars	Current - 2033	$292	$320
Encumbrances on real estate	U.S. dollars	Current - 2020	109	—
Total borrowed funds			$401	$320

Interest expense for the borrowed funds was $22 and $13 for 2020 and 2019, respectively. The aggregate maturities of borrowed funds are included in Note 6.
12.C Senior Financing
On November 8, 2007, a structured entity consolidated by us issued a US$1,000 variable principal floating rate certificate (the "Certificate") to a financial institution (the "Lender"). At the same time, Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. ("U.S. Holdings"), a subsidiary of SLF Inc., entered into an agreement with the Lender, pursuant to which U.S. Holdings will bear the ultimate obligation to repay the outstanding principal amount of the Certificate and be obligated to make quarterly interest payments at three-month LIBOR plus a fixed spread. SLF Inc. has fully guaranteed the obligation of U.S. Holdings. The structured entity issued additional certificates after the initial issuance, totaling to US$515.

As at September 30, 2020, we repaid the $2,020 (US$1,515) variable principal floating rate certificates to the Lender, which were issued by a structured entity consolidated by us. Pursuant to the letter of understanding with the Lender, the Certificates have been repaid and all additional agreements have been terminated. The repayment was funded from sale of bonds, existing cash and other liquid assets, resulting in Net gains (losses) on available-for-sale assets of $282. As part of this transaction, we also unwound the fair value hedges related to the structure, which resulted in a loss of $342 in Interest and other investment income. For the year ended December 31, 2020, we recorded $28 of interest expense relating to this obligation ($64 in 2019). The fair value of the obligation is $nil ($1,874 in 2019). The fair value is determined by discounting the expected future cash flows using a current market interest rate adjusted by SLF Inc.’s credit spread and is categorized in Level 3 of the fair value hierarchy.